Exhibit 32.2
CERTIFICATION OF THE ACTING CHIEF FINANCIAL OFFICER
Pursuant to 18 U.S.C. Section 1350
As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Solely for the purposes of complying with 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, the undersigned Acting Chief Financial Officer of XPO Logistics, Inc. (the “Company”), hereby certify, based on my knowledge, that the Annual Report on Form 10-K of the Company for the year ended December 31, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Sarah J.S. Glickman
Sarah J.S. Glickman
Acting Chief Financial Officer
(Principal Financial Officer)
Date: February 10, 2020